UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 22, 2026

BAIN CAPITAL SPECIALTY FINANCE, INC.
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 CLARENDON STREET, 37 TH FLOOR, BOSTON, MA	02116
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 516-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BCSF	New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.
On January 22, 2026, Bain Capital Specialty Finance, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, BCSF Advisors, LP (the “Adviser”), and Wells Fargo Securities, LLC, J.P. Mogan Securities LLC and SMBC Nikko Securities America, Inc., as the representatives of the underwriters, in connection with the issuance and sale of $350 million aggregate principal amount of the Company’s 5.950% Notes due 2031 (the “Offering”).
The Underwriting Agreement includes customary representations, warranties, and covenants by the Company and the Adviser. It also provides for customary indemnification by each of the Company, the Adviser, and the underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.
The Offering was
made
pursuant to the Company’s effective shelf registration statement on Form
N-2
(Registration
No. 333-288343)
previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated January 22, 2026 and a final prospectus supplement dated January 22, 2026.
The foregoing description of the
Underwriting
Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)
 Exhibits.

1.1	Underwriting Agreement, dated January 22, 2026, by and among Bain Capital Specialty Finance, Inc., BCSF Advisors, LP, and Wells Fargo Securities, LLC, J.P. Mogan Securities LLC and SMBC Nikko Securities America, Inc., as the representative of the underwriters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: January 23, 2026	By:	/s/ Adriana Rojas Garzón
		Name:	Adriana Rojas Garzón
		Title:	Vice President